EXHIBIT 10.1


                             ESSEX SAVINGS BANK, FSB

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    ARTICLE I

                                     PURPOSE

         The Essex Savings Bank, FSB Supplemental Executive Retirement Plan ("Plan") is intended to advance the interest of Essex Savings Bank, FSB (the "Bank") and its subsidiaries (collectively the "Employers") by aiding the Employers in attracting and retaining key officers and management personnel and by motivating senior management to enhance the value of the Employers through achievement of corporate profit objectives. The Board of Directors of Essex Savings Bank, FSB believes that the Plan is necessary to provide competitive retirement benefits for key officers and will afford flexibility in delivering retirement benefits in light of changing economic, competitive and regulatory conditions.

                                   ARTICLE II

                                   DEFINITIONS

         The following terms shall have the meanings set forth in this Article unless the context requires a different meaning:


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         Administrator.  The Bank.
         Bank.  Essex Savings Bank, FSB.

         Change in Control. Except as provided below, a "Change in Control" shall occur if any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than Essex Financial Partners, L.P. or a wholly owned subsidiary thereof, directly or indirectly, becomes the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of Employer, Essex Bancorp or Essex Financial Partners, L.P., representing 20% or more of the combined voting power of the then outstanding securities of such entity; or if a change in the composition of a majority of the Board occurs within twelve months after such "person" or "group" (other than Essex Financial Partners, L.P. or a wholly owned subsidiary thereof) becomes the "beneficial owner", directly or indirectly, of securities of Employer, Essex Bancorp or Essex Financial Partners, L.P., representing 5% or more of the combined voting power of the then outstanding securities of such entity.

         Code.  The Internal Revenue Code of 1986, as amended.

         Committee. The Executive Compensation Committee of the Bank, comprised of outside directors and the Chief Executive Officer of the Bank as a non-voting member.

         Compensation. The total compensation paid to or for a Member during a Plan Year, including "wages" under Code Section


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3401. A Member's  compensation  shall be  calculated  prior to reduction for the amount of the Member's pre-tax contributions to the Bank's Code Section 401(k) plan and any cafeteria plan maintained by the Bank under Section 125 of the
Code,   but   reduced  by  the  amount  of  any  moving   expenses   or  taxable
reimbursements.   Amounts   paid  under  the  Bank's  Key   Employee   Incentive
Compensation Plan shall be taken into account in the Plan Year in which actually paid.

         Effective Date.  January 1, 1993.

         Employee. An employee of an Employer, as determined under the common law of Virginia, who is a key executive officer of the Employer.

         Employer.  The Bank and its subsidiaries.

         Hardship. A sudden and unexpected illness or accident or other unforeseeable emergency beyond the control of a Member suffered by the Member of a member of this immediate family and causing a severe financial hardship to the Member, as determined by the Administrator in its sole discretion.

         Investment Adjustments. The adjustments to a Member's Retirement Account made pursuant to Article IV to reflect the income and other items deemed to be applicable thereto.

         Member. Each Employee participating in the plan under Article III below.

         Plan Year. January 1, 1993 through December 31, 1993 and each fiscal year of the Bank thereafter.

         Pension Credits. The fixed percentage Employer contribution amounts credited to a Member's Retirement Account under Article IV A below.

         Profit-Sharing   Credits.  The  discretionary   Employer   contribution
amounts, if any, credited to a Member's Retirement Account under Article IV B.

         Retirement Account. The bookkeeping account maintained for each Member under Article IV D below, consisting of his Pension Credits, Profit-Sharing Credits and net Investment Adjustments thereto.

         Vested Benefit. The vested portion of a Member's Retirement Account as determined under Article V below.

         Year of Service. A Plan Year during which a Member is continuously employed by an Employer for the entire Plan Year.

                                   ARTICLE III

                                  PARTICIPATION

         A. Membership. Each Employee who is eligible to participate as a Member in the Plan is listed on Exhibit A attached hereto. The Board of Directors of the Bank my designate other Employees as Members from time to time and shall update Exhibit A to reflect such additional designations. Only those Employees who are listed on Exhibit A shall participate in the Plan.


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         B.  Termination.  A Member's  participation in the Plan shall terminate than the Member has no Vested Benefit remaining under the Plan.

         C. Termination of Employment. For all purposes under this Plan, a transfer of employment from one Employer to another shall not be deemed a termination of employment.

                                   ARTICLE IV

                         CREDITS AND RETIREMENT ACCOUNT

         A. Pension Credits. For each Plan Year in which a Member completes a Year of Service, his Employer shall credit on behalf of the Member a Pension Credit of five percent (5%) of the Member's Compensation for the Plan Year. No Pension Credit will be provided to a Member for any Plan Year in which he fails to complete a Year of Service. The Pension Credit will be credited to the Member's Retirement Account and deemed invested under IV C below as of the last day of the Plan Year to which it is attributable.

         B. Profit-Sharing Credits. For each Plan Year during which the Bank has a net profit before taxes and the granting of Profit-Sharing Credits hereunder, as determined for financial accounting purposes, each Employer, at the discretion of the Committee, may, but need not, also credit on behalf of each Member employed by it who has completed a Year of Service for the Plan Year, a discretionary Profit-Sharing Credit not in excess of


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five  percent  (5%) of each such  Member's  Compensation  for the Plan Year.  No
Profit-Sharing Credit will be provided on behalf of any Member who fails to complete a Year of Service for the Plan Year in question. Moreover, in no event will the aggregate Profit-Sharing Credits for any Plan Year exceed ten percent (10%) of the Employer's net profit before taxes and Profit-Sharing Credits hereunder for the Plan Year. The Profit-Sharing Credits will be credited to each applicable Member's Retirement Account and deemed invested under Article IV C below as of the last day of the Plan Year to which it is attributable.

         C. Deemed Investment and Investment Adjustments. As of the end of each Plan Year, the Pension Credits and Profit-Sharing Credits in each Member's Retirement Account (plus any accumulated Investment Adjustments from prior years) shall be deemed to be invested (or reinvested, as the case may be) in one year certificates of deposit of the Bank, at the interest rate in effect on the last day of the Plan Year. The Employer shall cause annual Investment Adjustments to be made to each Member's Retirement Account so as to reflect the interest income and any other adjustments that would be applicable thereto if the Retirement Accounts were actually invested in the certificates of deposit.

         D. Bookkeeping Account. For bookkeeping purposes only, each Employer shall maintain a Retirement Account reflecting a


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Member's  Pension  Credits,   Profit-Sharing  Credits  and  all  the  Investment
Adjustments applicable thereto.

                                    ARTICLE V

                                     VESTING

         A Member's Retirement Account shall fully vest and become nonforfeitable upon the first to occur of the Member's death, permanent disability within the meaning of Code Section 72(m)(7), retirement at or after attainment of age 65, or any "Change in Control." In the event of the termination of a Member's employment with the Employers prior to death, permanent disability, attainment of age 65 or a Change in Control, the Member's vested nonforfeitable interest in his Retirement Account shall be determined in accordance with the following percentage vesting schedule based upon the Member's number of complete Plan Years of Service with the Employers, excluding years prior to the Effective Date.

Complete Plan Years           Vested Percentage            Forfeited Percentage
  of Service With               of Retirement                  of Retirement
Employer After 1992                Account                        Account
-------------------                -------                        -------

         1                           20%                            80%
         2                           40%                            60%
         3                           60%                            40%
         4                           80%                            20%
         5                          100%                             0%


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The non-vested portion of a Member's  Retirement Account shall be forfeited upon his termination of employment with the Employers

                                   ARTICLE VI

                                  DISTRIBUTIONS

         A. Time of Payment. The vested portion of a Member's Retirement Account shall be payable to the Member (or if applicable, to his Beneficiary) by the Member's Employer within one hundred eighty days (180) after: (i) the close of the Plan Year in which occurs his termination of employment with the Employers; or (ii) any Change in Control, whichever occurs first.

         B. Method of Payment. A Member's Retirement Account shall be paid to the Member (or his Beneficiary, if applicable) by the Member's Employer in a lump sum, net of all applicable withholding taxes.

         C. Beneficiary Designation. A Member shall be entitled to designate a beneficiary under the Plan by filing a designation in writing with the Administrator on the form provided for that purpose. Any beneficiary designation under the Plan shall remain effective until changed or revoked hereunder. Any beneficiary designation may include multiple, contingent or successive beneficiaries and may specify the proportionate distribution to each beneficiary. A beneficiary designation may be changed by a Member at any time or from time to time by filing a new designation in writing with the Administrator. If a Member dies without having designated a beneficiary, or if the beneficiary so designated has predeceased the Member, then the Member's surviving spouse, or if none, his estate, shall be deemed to be his beneficiary. If a beneficiary of a Member shall survive the Member but die before the Member's Retirement Account has been distributed, than absent any other provision by the Member, the unpaid amount thereof shall be distributed to the estate of the deceased beneficiary. If multiple beneficiaries are designated, absent any other provision by the Member, those named or the survivors of them shall share equally in any amounts payable under the Plan.

         D. Hardship Distributions. Notwithstanding the preceding paragraphs, the Administrator may, in its sole discretion, at any time direct the payment of all or a portion of a Member's vested Retirement Account to or on behalf of a Member if the Administrator determines that the payment is necessary to alleviate a Hardship; provided, however, that the amount so distributed shall not exceed the amount reasonably needed to alleviate the Hardship after taking into account the other financial resources available to the Member.

         E. Regulatory Approval. Any provision herein to the contrary notwithstanding, adoption of this Plan is contingent upon approval by the Office of Thrift Supervision ("OTS"). In the event OTS approval is not obtained, the Plan shall be terminated effective as if never adopted and all Retirement Accounts shall be void ab initio. All payments hereunder are also subject to and conditioned upon their compliance with Section 1828(k) of Title 12 of the United States Code and any regulations promulgated thereunder.

                                   ARTICLE VII

                                     FUNDING

         Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship, and the undertaking to pay Pension Credits and Profit-Sharing Credits and to make Investment Adjustments hereunder shall be an unfunded obligation payable solely from the general assets of the Employers subject to the claims of the Employers' creditors. The Employers may, but shall not be obligated to, invest an amount equal to a Member's Retirement Account balance in the investment vehicles in which the Member's Retirement Account is deemed to be invested under Article IV C. Any investment of a Member's Retirement Account shall be a general asset of the applicable Employer, and no Member or beneficiary shall have any property or security interest in any specific asset of the Employer. To the extent that any person acquires a right to receive payments under this Plan, that right shall be no greater than the right of any unsecured general creditor of the Employers.


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                                  ARTICLE VIII

                                 ADMINISTRATION

         The Bank, by action of its Chief Executive Officer, shall serve as the Administrator of the Plan. The Administrator shall have the authority and responsibility to construe and interpret the Plan, to make determinations under the Plan with respect to eligibility for, amount of and distribution of benefits, and otherwise to manage the Plan's operation in accordance with its provisions.

                                   ARTICLE IX

                            TERMINATION OR AMENDMENT

         The Plan may be terminated at any time by the Bank. The Plan may be amended in whole or in part from time to time by the Bank effective as of any date specified, but no amendment shall operate to decrease the vested Retirement Account balance accrued on behalf of any Member as of the earlier of the date on which the amendment or termination is approved by the Board of Directors of the Bank or the date on which an instrument of amendment or termination is signed. Nor shall any amendment lengthen the vesting schedules set forth in Article V below. Any provision in Article V to the contrary notwithstanding, upon termination of the Plan all Members shall be fully vested in their Retirement Accounts.


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         The Chief Executive Officer of the Bank shall be authorized to adopt on behalf of the Bank and to execute any technical amendment or amendments to the Plan which in the opinion of counsel for the Bank is required by law and is deemed advisable by him, and to so adopt and execute any other discretionary amendment or amendments to the Plan which do not, in his view, materially affect costs or the eligibility or benefit provisions of the Plan and which in his opinion are deemed advisable.

                                    ARTICLE X

                             EMPLOYMENT RELATIONSHIP

         The action of the Employers in establishing or adopting this Plan, and any action taken by any Employer shall not be construed as giving any Member or other employee of the Employer the right to be retained in the Employer's employ. The Plan shall not be construed as creating or modifying any contract of employment relationship between an Employer and any person.

                                   ARTICLE XI

                                   SPENDTHRIFT

         The interests of each Member under the Plan are not subject to the claims of the Member's creditors and may not, in any way, be assigned, pledged, alienated or encumbered.


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                                   ARTICLE XII

                                  GOVERNING LAW

         This Plan shall be established, construed and enforced according to the laws of the Commonwealth of Virginia.

         IN TESTIMONY WHEREOF, the Employers have caused this Plan to be signed by their officers thereunto duly authorized this 26th day of August, 1993.

                                       ESSEX SAVINGS BANK, FSB

                                       By
                                                Its

                                       ESSEX FIRST MORTGAGE CORPORATION

                                       By
                                                Its

                                       ESSEX HOME MORTGAGE

                                       SERVICING CORPORATION

                                       By
                                                Its


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                                   EXHIBIT "A"

                             ESSEX SAVINGS BANK, FSB

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            (List of Members - 1993)

                              Gene D. Ross
                              G. Wilson Thomas, II
                              Earl C. McPherson
                              Harvard R. Birdsong, II
                              Michael H. Harris
                              Donald R. Fisher, Jr.
                              Roy H. Rechkemmer, Jr.
                              Diane G. Scott